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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  July 23, 2002
                                                 -----------------


                          Williams Energy Partners L.P.
                          -----------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                  1-16335                 73-1599053
          --------                  -------                 -----------
       (State or other            (Commission            (I.R.S. Employer
       jurisdiction of            File Number)           Identification No.)
       incorporation)


          One Williams Center, Tulsa, Oklahoma                  74172
          ------------------------------------                  -----
        (Address of principal executive offices)              (Zip Code)


        Registrant's telephone number, including area code: 918/573-2000
                                                            ------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


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Item 9. Regulation FD Disclosure.

            On July 23, 2002, Williams Energy Partners L.P. (NYSE:WEG) held a conference call for analysts at 2:30 p.m. Eastern Time to discuss the news announced on July 22, 2002, by The Williams Companies, Inc., the owner of its general partner. Audio replays of the conference call will be available from 6:30 p.m. Eastern on July 23 through midnight on July 30. To access the replay, dial (888) 203-1112 and provide code 703512.

           Pursuant to the requirements of the Securities Exchange Act of 1934, Williams Energy Partners L.P. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 WILLIAMS ENERGY PARTNERS L.P.

                                       By:  Williams GP LLC, its General Partner


Date: July 25, 2002                         /s/ Suzanne H. Costin
                                            ------------------------------------
                                            Name: Suzanne H. Costin
                                            Title: Corporate Secretary



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